                                                                      Exhibit 99

                 [BANC OF AMERICA SECURITIES LOGO APPEARS HERE]

                   Banc of America Mortgage Securities, Inc.
                              BOAA 2003-7 GROUP 1
                        30 Year Alternative Fixed Rate Product
                             Collateral Description

Product                              Alternative 30 Year Conforming
Amount                                                  368,434,235 +/- 5%
Settle                                              August 29, 2003
Gross WAC                                                    5.820% +/- 15bps
WAC Range                                             Approx 250bps
WAM                                                             357 +/- 2 mos
Weighted Average LTV                                  Approx 70.00%
Maximum Loan Amount                                 Approx $620,000
Average Loan Balance                                       $145,000 +/- $20,000
Weighted Average FICO                                    Approx 736
Property Type                                        SFR approx 80%
Occupancy                              Approx 60% Investor Property
Doc Type                                 Full approx 29%; Other 71%
Delinquency                                             All Current
Loan Purpose                     less than or equal to 35% cash-out
State Concentration                    less than or equal to 50% CA
Expected Rating Agencies        Two of Moody's, S & P or Fitch


Banc of America Securities LLC
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

         [BANC OF AMERICA MORTGAGE SECURITIES, INC. LOGO APPEARS HERE]

                   Banc of America Mortgage Securities, Inc.
                              BOAA 2003-7 GROUP 2
                        30 Year Alternative Fixed Rate Product
                             Collateral Description

Product                          Alternative 30 Year Non-Conforming
Amount                                                   49,126,896 +/- 5%
Settle                                              August 29, 2003
Gross WAC                                                    5.920% +/- 15bps
WAC Range                                             Approx 125bps
WAM                                                             358 +/- 2 mos
Weighted Average LTV                                  Approx 70.00%
Maximum Loan Amount                               Approx $1,000,000
Average Loan Balance                                       $465,323 +/- $20,000
Weighted Average FICO                                    Approx 732
Property Type                                        SFR approx 95%
Occupancy                                        Approx 95% Primary
Doc Type                                 Full approx 13%; Other 87%
Delinquency                                      Approx 99% Current
Loan Purpose                     less than or equal to 30% cash-out
State Concentration                    less than or equal to 75% CA
Expected Rating Agencies        Two of Moody's, S & P or Fitch


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.